Exhibit 10.2

September 22, 2021

Summer Infant, Inc.

1275 Park East Drive

Woonsocket, RI 02895

Attn:	Bruce Meier
Chief Financial Officer

	Re:	Third Amended and Restated Loan and Security Agreement

Dear Mr. Meier:

Reference is hereby made to the Third Amended and Restated Loan and Security Agreement dated as of October 15, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Summer Infant, Inc. and Summer Infant (USA), Inc., as “Borrowers” (the “Borrowers”), the guarantors from time to time party thereto (the “Guarantors”, and together with the Borrowers, the “Obligors”), Bank of America, N.A., as the sole lender (the “Lender”), and Bank of America in its capacity as “Agent” for the Lenders from time to time party to Loan Agreement (in such capacity, the “Agent”).  Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the meanings ascribed to such terms in the Loan Agreement.

Clause (i) of the proviso to the definition of “Revolver Borrowing Base” in the Loan Agreement limits the maximum portion of the Revolver Borrowing Base that is attributable to Eligible In-Transit Inventory (after giving effect to the Inventory Formula Amount) to $7,000,000.  The Borrowers have requested, and the Agent and Lender hereby agree that, during the period from September 14, 2021 through December 31, 2021, the maximum portion of the Revolver Borrowing Base that is attributable to Eligible In-Transit Inventory (after giving effect to the Inventory Formula Amount) shall be increased from $7,000,000 to $11,000,000; provided that on January 1, 2022, the maximum portion of the Revolver Borrowing Base that is attributable to Eligible In-Transit Inventory (after giving effect to the Inventory Formula Amount) shall automatically be reduced back to $7,000,000.  For the avoidance of doubt, the maximum portion of the FILO Borrowing Base that is attributable to Eligible In-Transit Inventory (after giving effect to the Applicable FILO Inventory Advance Percentage) shall remain at $1,000,000.

By their acknowledgment below, the Obligors (a) hereby represent, warrant and confirm that (i) all representations and warranties of the Obligors in the Loan Agreement and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to or are stated to have been made as of an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing, and (b) hereby ratify and confirm all of the terms and provisions of the Loan Agreement and the other Loan Documents, and agree that all of such terms and provisions remain in full force and effect.

Summer Infant, Inc.

September 17, 2021

In consideration of the accommodations reflected in this letter agreement, Borrowers shall pay to Agent, for the benefit of itself and Sole Lender, a one-time fee in an amount equal to $5,000 (the “September  2021 Letter Agreement Fee”).  Borrowers agree that the September 2021 Letter Agreement Fee shall be shall be fully earned by the Agent and Sole Lender on the date hereof and payable by Borrowers to the Agent and Sole Lender on the date hereof.  The September 2021 Letter Agreement Fee is in addition to any other fee set forth in the Loan Documents and shall not be refundable for any reason whatsoever.

Please confirm your agreement to the foregoing matters by counter-signing a copy of this letter agreement in the space provided therefor below and thereafter returning a fully executed copy hereof to the undersigned at your earliest opportunity.

Yours etc.,

BANK OF AMERICA, N.A.,
as Agent and Lender

By	/s/ Cynthia G. Stannard
	Name:	Cynthia G. Stannard
	Title:	Senior Vice President

BORROWERS:

SUMMER INFANT, INC.

By:	/s/ Bruce Meier
Name: Bruce Meier
Title: Interim Chief Financial Officer

SUMMER INFANT (USA), INC.

By:	/s/ Bruce Meier
Name: Bruce Meier
Title: Chief Financial Officer

GUARANTORS:

SUMMER INFANT CANADA, LIMITED

By:	/s/ Bruce Meier
Name: Bruce Meier
Title: Chief Financial Officer

SUMMER INFANT EUROPE LIMITED

By:	/s/ Bruce Meier
Name: Bruce Meier
Title: Chief Financial Officer